UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)    September 8, 2011

Sitesearch Corporation
(Exact name of registrant as specified in charter)

Nevada	333-155043	20-5422795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2850 W. Horizon Ridge Parkway, Suite 200, Henderson, NV	89052
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (480) 632-6688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On September 8, 2011, the Registrant executed an agreement to Amend the July 28, 2011 Share Exchange Agreement (the “Agreement”) with Direct ROI, LLC, and Flying Change, Inc. (collectively “DRF”).  The amendment alters paragraph 1.1 of the Agreement such that the aggregate of 3,178,669,980 shares of SiteSearch may be transferred in whole or in part prior to the closing date of the Agreement rather than all on the date of closing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1.1     Amendment to the Agreement, effective September 8, 2011

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sitesearch Corporation (Registrant)
Date: September 14, 2011	By:	/s/ Jeffrey S. Peterson
Jeffrey S. Peterson
Chairman of the Board